UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – February 12, 2016

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 Fentress Blvd., Unit L, Daytona Beach, Florida 32114
(Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01    Changes in Registrant’s Certifying Accountant

Effective as of February 12, 2016, Gilla Inc. (the “Company”) dismissed Schwartz Levitsky Feldman LLP (“SLF LLP”), the Company’s independent registered public accounting firm. The decision to change the Company’s accountants was approved by the Company’s Board of Directors. The sole reason for the change of the Company’s accountants was made for the purposes of obtaining better cost efficiency for the Company.

SLF LLP reported on the Company’s consolidated financial statements for the years ending December 31, 2014 and 2013. For these periods and up to February 12, 2016, there were no disagreements with SLF LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of SLF LLP, would have caused it to make reference thereto in its report on the financial statements for such years. During such years, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of SLF LLP on the financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that these reports reflected that there was doubt as to the Company's ability to continue as a going concern.

The Company provided SLF LLP a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that SLF LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01. A copy of SLF LLP’s letter, dated February 12, 2016, is filed as Exhibit 16.1 to this Form 8-K.

On February 12, 2016, the Company engaged MNP LLP (“MNP LLP”) to serve as the Company’s new independent registered public accounting firm.

During the two most recent fiscal years and the interim period through February 12, 2016, the Company did not consult with MNP LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from Schwartz Levitsky Feldman LLP, dated as of February 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: February 12, 2016	By:	/s/ J. Graham Simmonds
Name: J. Graham Simmonds
Title: Chief Executive Officer